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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     April 22, 2003


                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


       01-14010                                           13-3668640
(Commission File Number)                       (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                      01757
(Address of Principal Executive Offices)                   (Zip Code)


                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

    Exhibit 99.1 Waters Corporation press release dated April 22, 2003 for the quarter ended March 31, 2003

Item 9. Regulation FD Disclosure (furnished under Item 12, Disclosure of Results of Operations and Financial Condition)

     On April 22, 2003, Waters Corporation announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

     The information provided in this Form 8-K is being furnished under Item 12, Disclosure of Results of Operations and Financial Condition, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WATERS CORPORATION


Dated:  April 22, 2003                   By:  /s/ John Ornell
                                             ----------------------------
                                             Name:  John Ornell
                                             Title: Senior Vice President,
                                                    Finance and Administration
                                                    and Chief Financial Officer